UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2017

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INTERUPS INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-182956	48-1308920
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

645 Fifth Avenue, Suite 400, New York, NY 10022

(Address of Principal Executive Office) (Zip Code)

(212) 371-7799

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

Registrant and Karvy Global Services Inc., by virtue of their respective capabilities and experience, felt that that it would be beneficial to both the firms if they work together and reach out to potential clients to jointly market their services relating to the document preparation and other back office processes for certain non-US entities intending to list in the US geography.

Accordingly, on the 5th of January 2017, Registrant and Karvy Global agreed to record their understanding through a Memorandum Understanding. The parties further agreed that they would separately list out and agree on the various job responsibilities of each of them in each of the assignment that they intend to jointly undertake under this Memorandum of Understanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERUPS INC.

Date: January 17, 2017	By:	/s/ Laxmi Prasad
Laxmi Prasad, Chief Financial Officer